Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***].” SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (i) NOT MATERIAL AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

LEASE AGREEMENT

1.	THE PARTIES OF THE AGREEMENT

1.1.	LESSOR	:	A.Vedat Yakupoğlu Gayrimenkul Yatırımcılığı

Address	:	Cumhuriyet Mah. Selanik Cad. Çorapçı Kalabalık İş Hanı No:20/6 Çankaya/Ankara

Tax number	:	46453290384

1.2.	LESSEE	:	D-Market Elektronik Hizmetler ve Ticaret A.Ş.

Address	:	Kuştepe Mah.Mecidiyeköy Yolu Cad. No: 12 Şişli/İstanbul

Tax number	:	Kağıthane Tax Office / 2650179910

Contact information	:	(0850) 252 40 00 (Hereinafter referred to as “D-MARKET”)

2.	SUBJECT AND SCOPE OF THE AGREEMENT

Subject and scope of this lease agreement is the rental of 11,000 m2 indoor area + 6000 m2 outdoor area (front garden, parking place, roads) on 16,622 m2 plots included in Annex-1 General layout plan of the Lessor at Ankara Province Kazan District 3287 Block 2 Parcel by D-MARKET as a workplace for 5 years.

The general layout plan of the area to be used by D-MARKET together with the buildings and ancillary services as technical office, warehouse, test workshop, Construction, mechanical and electrical works technical specifications, floor plans are specified in detail in the annex of the agreement (Annex-1 to Annex-8) with the requested delivery dates in accordance with the project of the interior construction works.

The visual state of the leased property before the renovation and the visual state after the renovation and construction works to be made by the LESSOR in accordance with the project prepared by D-MARKET shall be photographed separately by D-MARKET and shared with the LESSOR.

3.	TERM OF THE AGREEMENT

The term of this agreement is 5 (five) years between 01.09.2020 - 01.09.2025.

At the end of the lease period, if D-MARKET gives a written notification 3 (three) months before the expiry of the agreement, the lease agreement shall be deemed renewed for 1 (one) year under the same conditions.

4.	TERMINATION OF THE AGREEMENT

4.1.	D-MARKET may terminate the lease agreement at any time within 5 (five) years of rental by giving 3 (three) months’ written notice.

5.	RENTAL FEE AND PAYMENTS, OTHER LIABILITIES

5.1.	The monthly rent of the leased property is [***] per month. There will be no increase in the rental fee until the end of the first 1 (one) year rental period.

5.2.	The LESSOR shall complete all renovation and infrastructure works including electrical, construction and mechanical matters agreed between the Parties and detailed in ANNEX-1 until 01.09.2020, which is the commencement date of the lease agreement.

5.3.	In the event that D-MARKET cannot actually enter the leased property until 01.09.2020, D-MARKET’s lease payment obligation shall commence after the expiry of 1 (one) month period from the actual entry of D-MARKET to the leased property.

5.4.	If the leased property is not delivered in accordance with Article 6.2 of the agreement for a reason arising from the LESSOR, the rental price shall not be charged.

5.5.	At the beginning of the lease agreement, if these modifications and construction works specified in detail in the annex of the agreement (Annex-1 to Annex-8) to be completed by the LESSOR in accordance with the project and delivered on the specified dates (Annex-1 to Annex-8) cannot be done on time for a reason arising from the LESSOR and if modifications and constructions are stopped before completion, D-MARKET shall not be obliged to pay the rental price of the leased property until the renovation and construction works are completed by the LESSOR.

5.6.	At the end of each agreement year, the annual rent fee increase rate shall be determined by increasing the mutually agreed rate in writing so as not to be more than the increase rate in the producer price index (12-month average).

5.7.	The invoice for the monthly rent fee shall be issued by the LESSOR until the 25th of each month and delivered to D-MARKET. Payments shall be made by D-MARKET within the first 10 (ten) days of the following month on the payment day which corresponding to Thursday to the LESSOR’s bank account with the following information. Thursdays are the payment day of D-MARKET.

LESSOR’S:

Bank / Branch: [***]

IBAN: [***]

6.	SPECIAL TERMS OF THE AGREEMENT

6.1.	Construction and Renovation costs

Within the scope of Article 321 of the Turkish Code of Obligations No. 6098, the general layout plan, construction-mechanical and electrical works technical specifications and floor plans specified in detail in the annex of the agreement (Annex-1 to Annex-8) and the construction works of D-MARKET shall be carried out by the LESSOR in accordance with the provisions of the legislation in force, the project in the annexes of the agreement and the construction permit and the building permit. The written consent of the LESSOR for these works has been given together with this lease agreement and it has been declared, accepted and committed by the parties that the consent of the LESSOR is not required.

Renovation and construction costs to be made by the LESSOR and requested by D-MARKET to be made in accordance with the project prepared inside and outside the area to be used as a technical office, warehouse and test workshop in the immovable subject to the lease are included in the lease price.

6.2.	Permits and necessary documents related to the immovable property subject to lease

The LESSOR shall deliver the title deed registration, workplace license, settlement and zoning permit specified in Annex 8 of the immovable property subject to the lease, being registered as a workplace in the land registry and zoning, completing the electric-natural-gas-water installation, procurement approval procedures and related documents to it to D-MARKET free from all kinds of defects before the start date of the lease agreement, and shall not process the rental price if the delivery is not made in accordance with this article.

6.3.	Maintenance, repair and construction works

If the immovable property needs to be repaired during the rental period other than the renovation and construction works to be carried out by the LESSOR within the scope of the project prepared by the D-MARKET in the annex of the agreement and related to its own use, or if a third party claims on it, D-MARKET shall notify the LESSOR about the situation. The LESSOR is obliged to carry out this repair.

All kinds of maintenance, repair and modification expenses that are not notified by the LESSOR whether they can be fulfilled within 24 hours after the notification made to the LESSOR and are not performed within the period agreed by the parties shall be paid to D-MARKET by the LESSOR or deducted from the rental price.

6.4.	Usage related expenses and liability

Water, Electricity, Natural Gas, Gas, Fuel, security guard, signboard expenses shall be borne exclusively by D-MARKET since the leased property is actually started to be used by D-MARKET. However, these and all similar debts arising before the date of the lease agreement belong to the LESSOR. THE LESSOR accepts, declares and undertakes that he/she will not claim any rights/receivables from D-MARKET before the rental date and that he/she will not request any fee from D-MARKET. D-MARKET reserves the right to recourse all damages arising from debts arising before the lease agreement to the LESSOR. The LESSOR shall immediately cover the damages incurred by D-MARKET at the first request.

All kinds of taxes, duties and fees arising from the ownership of the immovable shall be made by the LESSOR and the payment of the ones dependent on use shall be made by D-MARKET.

6.5.	Prohibition of transfer and annotation to the title deed

The LESSOR accepts, declares and undertakes that he/she will not transfer and sell the immovable property to third parties during the lease agreement (including the renewal in accordance with the law or the agreement by parties), and in case the transfer is inevitable, he/she will receive the written approval of D-MARKET and also ensure the continuation of the existing lease agreement with the new owner.

This lease agreement shall be annotated to the title deed at the expense of the LESSOR. The lease agreement will only enter into force after this annotation process. The annotation placed on the title deed can only be removed if the rental period expires.

6.6.	Insurance

A building and property damage insurance policy in the amount of at least [***], which is fire financial liability insurance coverage and has no recourse against D-MARKET, shall be made by the LESSOR to cover all risks and damages, including landslide, earthquake, flood, storm, lightning, hail, internal water, vehicle crash, natural disasters, theft, terrorism and malicious acts, and the LESSOR shall submit a copy of the insurance policy to D-MARKET within 7 days following the signing of the agreement.

During the renovation and construction works prepared by D-MARKET and requested to be carried out in accordance with the project in the annex of the agreement, an employer financial liability insurance policy of at least [***]/per individual, [***]/per incident shall be taken out for the personnel of the LESSOR and/or the subcontract or personnel of the LESSOR who undertake these renovation and construction works in order to cover all kinds of damages, losses, compensation etc. risks and losses and the D-MARKET’s employees to control the construction and renovation works in the leased property.

In addition, during the subject renovation and construction works, a 3rd Party Financial Liability Insurance policy in the amount of at least [***] per incident and a copy of the policy will be submitted to D-MARKET within 7 days following the signing of the agreement, which is considered as the 3rd party by the LESSOR against all kinds of damage, loss, compensation etc. risks that may occur in the property and person of 3rd parties.

During the lease period, D-MARKET shall make a workplace insurance policy with financial liability coverage for vehicles, commodities, machinery, fixtures, fixed decoration and installations made by D-MARKET on the land belonging to the LESSOR and in the areas subject to the lease agreement and used by D-MARKET.

6.7.	The leased property shall be made available to D-MARKET Group companies, suppliers and sub-employers by D-MARKET.

6.8.	The leased property shall be delivered as is at the end of the lease period without any modification/repair or similar construction work. D-MARKET has no obligation to restore the leased property.

6.9.	The Stamp Tax arising from this lease agreement shall be paid equally by the Parties. D-MARKET shall pay the stamp tax in full and invoice half of the amount paid to the LESSOR.

6.10.	The provisions of the Code of Obligations No. 6098 shall apply in this agreement.

6.11.	In the settlement of disputes that may arise between the parties in relation to this agreement Ankara Courts and Enforcement Offices are authorized and the applicable law is Turkish law.

6.12.	The parties have accepted the above-mentioned addresses as their legal notification addresses. Unless the address changes are duly and in writing notified to the other party, the notifications to be made to the last notified address shall be deemed to have been notified to the relevant party. On the other hand, in the notifications to be made between the parties via the corporate e-mail addresses written above, the notification sent shall not be valid unless it is confirmed that it has been received by the other party. In case the phone numbers written above, the relevant person (s) and e-mail addresses change, these changes shall be notified to the other party in writing immediately.

7.	CONFIDENTIALITY

The LESSOR shall not disclose the information regarding the terms, conditions and status of the agreement to the public and shall not allow them to be disclosed by its personnel without the prior written consent of D-MARKET. The LESSOR accepts all kinds of legal and financial responsibilities due to the actions and discourses contrary to this confidentiality article. In addition, D-MARKET accepts the recourse of the responsibilities and penalties to D-MARKET within the scope of the relevant legal regulations other than any damages and losses.

8.	ANNEXES

This agreement consists of the following 14 (fourteen) annexes, and these annexes are an integral part of the agreement.

ANNEX-1: Modification and Infrastructure Works List

ANNEX 2: General layout plan

ANNEX 3: Technical office (Block A) layout plan

ANNEX 4: Test Workshop and Warehouse (Block E) layout plan

ANNEX 5: Service channel details

ANNEX 6: Warehouse (Block D) layout plan

ANNEX 7: Warehouse (Block C) layout plan

ANKARA WAREHOURSE

Door

110 m
33 m
Valuable Area
HJ Area 3300 m2
100 m
100 m
Packing tables 11 Tables
Product Entrance Area

1980 / 3313
380

ANNEX 8: Construction-mechanical and electrical works technical specification

ANNEX 8- CONSTRUCTION-MECHANICAL AND ELECTRICAL WORKS TECHNICAL SPECIFICATION

NOT APPLICABLE

ANNEX 9: The qualifications of the immovable subject to lease, title deed, workplace license, settlement and zoning permit, registration as a workplace in the land registry and zoning, electricity-natural gas-water installation, procurement approval procedures

Province	**ANKARA**	REPUBLIC OF TURKEY TITLE OF DEED	Photo
District	**KAHRAMAN KAZAN**		
Neighborhood	**SARAY (I)**		
Village			
Street			
Location			

Sale price	Sheet No.	Plot No.	Parcel No.	Surface area		
				ha	m^2	dm^2
5,700,000.00		3287	2		16,622.00 m2	

PROPERTY's		
	Quality	Factory Warehouse and Land
	Limit	Plan Ground System No: 79224417
	Reason for Acquisition	While ¼ share is registered on behalf of **ALİ İHSAN SATIRLAR**, son of [***]; while ¼ share is registered on behalf of the **EKREM SATIRLAR**, son of [***], while ½ share is registered on behalf of the **ABDİL VEDAT YAKUPOĞLU**, son of [***] and from the sale transaction on behalf of the **ABDİL VEDAT YAKUPOĞLU SELAHATTİN**
	Owner	ABDİL VEDAT YAKUPOĞLU, Son of [***] Full

Income		Document No	Volume No	Page No.	Sequence No.	Date	Outcome	
Volume No		3960	46	4559		25/04/2017		Volume No
Page No.		Suitable for registry **CELAL ÖZTÜRK** Title Deed Manager /s/ Title Deed Manager NOTE: * The property must apply to the title deed registry for in-kind rights and annotations. ** In accordance with the provisions of the Notification Law, the address change will be notified to the relevant Title Deeds Registry Office.						Page No.
Sequence No.								Sequence No.
Date								Date

Province District Neighborhood Village Street LocationANKARA KAHRAMAN KAZAN SARAY (I)Sale priceREPUBLIC OF TURKEY TITLE OF DEEDSheet No. Plot No. Parcel No.PhotoSurface area ha m² dm²5,700,000.003287 216,622.00 m2QualityLimitReason forFactory Warehouse and Land PlanGround System No: 79224417 While ¼ share is registered on behalf of ALİ İHSAN SATIRLAR, son of [***]; while ¼ share is registered on behalf of the EKREM SATIRLAR, son of [***], while ½ share isAcquisiti registered on behalf of the ABDİL VEDAT YAKUPOĞLU, son of [***] and from the saleon Ownertransaction on behalf of the ABDİL VEDAT YAKUPOĞLU SELAHATTİN ABDİL VEDAT YAKUPOĞLU, Son of [***] FullIncomeVolume NoDocument No3960Volume No46Page No.4559Sequ ence No.Date25/04/2017OutcomeVolume NoPage No.Sequence No.DateSuitable for registry CELAL ÖZTÜRK Title Deed Manager /s/ Title Deed Manager NOTE: * The property must apply to the title deed registry for in-kind rights and annotations. ** In accordance with the provisions of the Notification Law, the address change will be notified to the relevant Title Deeds Registry Office.Page No. Sequence No.DateDMO Editorial Director Published by the Revolving Fund. [ ][ ][ ][ ][ ] Stock No 129

OCCUPANCY PERMIT Certificate of permission for use of bullding 127214948 Barcode / Data Matrix: 1. Issued By: KAHRAMANKAZAN MUNICIPALITY 9.Purpose of issuance of the document [] Partial Use Permission [X] Occupancy Permit [ ] Temporary 10. Date of approval of the certificate October 02, 2020 11. Document number 2020/99 2. Address of the occupancy Province: ANKARA District: KAHRAMANKAZAN Village: ................... Municipality: KAHRAMANKAZAN MUNICIPALITY Neighborhood: SARAY Neighborhood identification code: 26 Street / Boulevard / Square / Group name: 222 CAD. Street / Boulevard / Square / Group identification code: 336 External door no: 9 Site name: ............................................... ..................... Building ID No: 706150893 12. License based on the document [X] 1. New building [ ] 2. Renovation [ ] 3. De novo [ ] 4. Additional Building [ ] 5. Floor Addition [ ] 6. Addition [ ] 17. Temporary [ ] 8. Renovation [ ] 9. Filling [ ] 10. Restoration [ ] 11. Reinforcement [ ] 12. Usage change [ ] 13. Septic tank [ ] 14. Mechanical installation [ ] 15. Electrical installation [ ] 15. Name change [ ] 17. Supporting wall [ ] 18. Garden wall [ ] 19. .............. 13. Date of first building license 25.07.2018 14. First building license no 2018/138 15. Last building license date __/__/____ 16. Last building license no 17. Date of renewal license __/__/____ 18. Re-license date __/__/____ 19. Date of amendment permit __/__/____ 20. Development plan approval date 09.05.2008 21. Zoning status date 05.05.2015 22. Zoning status no 2015/87 3. Sheet No: 429D.18D.01D 4. Plot No 3267 5. Parcel No: 2 6. Block No: 23. Date of soil survey approval 25.05.2016 24 EIA report approval date __/__/____ 25.Date of title deed registration certificate 25.09.2020 26. Title deed registration certificate no 3960 Independent section with a license for partial use 8. Independent section number for which a partial use permit has been obtained 27.The institution that issued the title deed registration certificate DIRECTORATE OF LAND REGISTRY OF KAHRAMANKAZAN 28. Parceling plan approval date 27.04.2012 29.The purpose of using parceling INDUSTRY AND STORAGE AREA 30. Area of the parcel (m2) 16622 Building Owner's Building Contractor's Site Chief's 31. Name, surname, title. TR ID Number ABDİL VEDAT YAKUPOĞLU, [***] [X] Private [ ] Public [ ] Foreign 36. Name Surname / Title. TR ID number ABDİL VEDAT YAKUPOĞLU, [***] 46. Name, surname, title BURAK UÇAR, CIVIL ENGINEER 37. Chamber registration number ATO: 401545 47.Turkish identity number [***] 2. Name of tax office to which it is affiliated ÇANKAYA TAX OFFICE 38. Name of tax office to which it is affiliated ÇANKAYA TAX OFFICE 39. Tax identification number 9290014358 48. Chamber registration number 79449 Tax identification number 290014358 40. Insurance registration number --- 41. Contract date __/__/____ 42. Contract number 43. Building contractor authorization document number 0006120090206010 49. Insurance registration number -- 50. Contract date 7.06.2018 51. Contract number 27525 4. Address [***] 35.Signature /s/ ABDİL VEDAT YAKUPOĞLU 44. Register based address [***] 45. Signature /s/ ABDİL VEDAT YAKUPOĞLU 52. Address [***] 53.Signature /s/ BURAK UÇAR Features Related to the Amended Sections of the Document Building-Related Features 4. Independent sections and common areas of the building according to the purpose of use 55. Number of independent sections 56. Surface area (m2) 57.The number of similar buildings 1 58. Number of independent sections in the building 1 59. Number of residential units (apartments) in the building 60. Floor area of the building (m2) 10624.6 61. Building Construction Area (m2) 11440.59 251 - Industry 1 11360.69 62. Total number of buildings 1 63. Total number of independent sections 1 64. Total number of residential units (apartments) 65. Total floor area (m2) 10624.6 66. Total building construction area (m2) 11440.59 305 - Common Area (Shelter) 79.9 67.The number of floors of the building's branchroad 68.The number of floors above the building's branch road 3 69.The total number of floors of the building 3 70. Number of additional floors 71. The height of the branch road of the building (m) 72. Branch road height of the building (m) 10.3 73.The total height of the building 10.3 74. Additional floor height (m) 75.Class of building III 76. Building Group A 77. Cost of 1 m2 (TRY) 1100 78.Cost of the building (TRY) 12584649 79. Land value of the building (TRY) 1035000 80.Cost of the building including land (TRY) 13619649 81.The cost of the part for which the form is prepared (TRY) 12584649 Total: 1251-Industry 1 11440.59 Technical Features of the Building 67.Heating System 68. Installations 69.Common Usage Areas 90. Structure Carrier System [ ] 1. Central heating [ ] 2. Indoor heating [ ] 3. Floor heating [ ] 14. Stove [ ] 5. Natural gas stove [ ] 6. Air conditioner [X] 7. NONE [ ] 1. Treatment [ ] 2. Base station [ ] 3. Natural gas [X] 4. Electronic [ ] 5. Communication [X] 6. Dirty water [X]. Clean water [X] 8. Booster [ ] 9. Generator [ ] 10. Lightning rod [X] 11. Fire installation [ ] 12. ............................. [ ] 1. Elevator [ ] 2. Security building [X] 3 Parking lot [ ] 4. Indoor Parking [ ] 5. Housekeeper's Flat [ ] 6. Coal bunker [ ] 7. Common warehouse [X] 8. Shelter [X] 9. Water tank [ ] 10. Fire escape [ ] 11. Swimming pool [ ] 12 ........................... [ ] 11 Reinforced Concrete [ ] 1.1.1. Framed system [ ] 1. Framework (Carcass) [ ] 1.2 Wooden [ ] 1.1.2 Framing system [ ] 1.3. Steel [ ] 1.1.3. Framed + Curtain system [ ] 2. Masonry [X] 3. Prefabricated [ ] 4 New prefabs [ ] 5. Combined Fuel Type Used for Heating Purposes [ ] 1. Solid fuel [ ] 2. Fuel-oil [ ] 3. Natural Gas [ ] 4. LPG [ ] 5. Electricity [ ] 6. Sun [ ] 7 Thermal [ ] 8. Wind [X] 9. NONE Hot Water Supply Method 85.Hot Water Fuel Type 91. Type of Wall Filler 92. Flooring [ ] 1. Thermosiphon [ ] 2. Water heater [ ] 3. Solar collector [ ] 4. Boiler [ ] 5. Joint [X] 6. NONE [ ] 1. Natural gas [ ] 2.LPG [ ] 3. Feel-oil [ ] 14. Electricity [ ] 5. Solid Fuel [ ] 6.Thermal [X] 7. NONE [ ] 1. Briquette [ ] 2. Brick [ ] 3. Stone [ ] 4. Wooden [ ] 5. Adobe brick [ ] 6. Aerated concrete [ ] 7. Concrete block [X] 8. Light panel [ ] 9. ...................................................................................... [ ] 1. Plate beam [ ] 2. Cork carpet [ ] 3. Asmolen [ ] 4. Wooden [X] 5. Ready-made building element [ ] 6. ........................................ Drinking water [ ] 1. City water [ ] 2. Well water [ ] 3. Spring water [X] 4. Potable water 87. Waste water [ ] 1. Sewer [X] 2. Septic tank In order for the Partial Use Permit to be issued to the parts of the building that can be used partially, the common areas that serve these sections must be completed and usable. Buildings and/or independent sections that are not authorized to use cannot benefit from electricity, water, sewage, communication, natural gas, etc. The basement floors buried in the ground, the common areas of the building except the housekeeper's apartment and the areas not determined in the project cannot be residential. Storages connected to independent sections, coal cellar, independent section to which it is connected, electricity, water etc. services are utilized. Provided that the inspection and inspection of mechanical and electrical installations are carried out,........ apartments, ......... shops or (other uses) all of them benefit from the municipal service. Building Occupancy Permit Given for the Finished Parts of the Building Document date 94.Document number 95. Block no 96. Independent section no __/__/____ __/__/____ __/__/____ __/__/____ Features related to the building 97. Number of rooms including living room of the building TOTAL 1 2 3 4 5 6 7+ 98. Number of Apartments 0 99. Number of apartments with parquet 0 100. Area meter of an apartment 0

Building Inspection 101. Name Surname 102. TR ID number 103. Chamber registration number 104. Address 106.Signature Architectural ENGINEER OF RECORD İSMAİL ONUR KUKUL [***] [***] [***] /s/ İSMAİL ONUR KUKUL Static SALİM KÜTÜKÇÜOĞLU [***] [***] [***] /s/ SALİM KÜTÜKÇÜOĞLU Electricity MUAMMER TAŞ [***] [***] [***] /s/ MUAMMER TAŞ Mechanical installation HABİB BEĞLİ [***] [***] [***] /s/ HABİB BEĞLİ Building Inspection Organization 106. Name of the organization ESEN YAPI DENETİM LTD. ŞTİ. 107. Name and surname of the authorized person, TR ID number: İSMAİL KIRIKAYA, [***] 108. Tax identification number 3780354321 110. Adress [***] 111.Signature /s/ HABİB BEĞLİ 109. Permit certificate number and class 602 Architectural Project Designer 112. Name surname MUSTAFA ARIÖZ 113.TR ID number [***] 114. Chamber registration number [***] 115. Address [***] 116.Signature /s/ MUSTAFA ARIÖZ Energy Identity Certificate (EKB) Information 117. EKB no 118.Company / Organization name 119. EKB expert name and surname 120. EKB expert certificate no. 121. Energy Performance class 122. Line gas emission class Sustainable Green Building (GB) Information (If applicable) 123 YB certificate no 124. Name of organization issuing YB certificate 125. Authority number of the institution issuing the YB certificate 126. Sustainable green building certification class Building Occupancy Permit Fee 127. Value (TRY) 13960 128.Date of receipt 24.09.2020 129. Receipt number 429697 130.Other Issues IT HAS BEEN REGULATED ACCORDING TO THE BUILDING LICENSE DATED 25.072018 AND NO 2018/138 OF THE DIRECTORATE OF ZONING AND CONTRACTING OF KAHRAMANKAZAN MUNICIPALITY. IT HAS BEEN GIVEN FOR THE ENTIRE BUILDING WITH 11440,59 M2 CONSTRUCTION AREA ON THE 3287 BLOCK AND 2 PARCEL OF THE SARAY NEIGHBORHOOD. IT HAS BEEN GIVEN WITH THE CLEARANCE CERTIFICATE DATED 24.09.2020 AND NO 62154362-202.01.02-E.11397296 OF THE HEAD OF SSI, KAHRAMANKAZAN ŞEHİT ALİ İHSAN LEZGİ SOCIAL SECURITY CENTER. IT HAS BEEN GIVEN ACCORDING TO THE COST COLLECTION LETTER DATED 15.09.2020 AND NO 2020091503EAX0000127 OF THE KAHRAMANKAZAN TAX OFFICE. NOT THAT THE BUILDING IS CONSTRUCTED IN ACCORDANCE WITH ITS LICENSE, ANNEX-APPROVED PROJECTS, DOCUMENTS, MANDATORY STANDARDS, SCIENCE AND ART RULES. AS THE BUILDING IS THE BUILDING WHICH IS CONDUCTED THE OPERATION AND PRODUCTION ACTIVITIES IN THE INDUSTRIAL AREAS OF KALOHLUBI WITH THE WRITTEN DECLARATION OF THE BUILDING INSPECTION COMPANY, THE ENERGY IDENTITY CERTIFICATE (EIC) WAS NOT OBTAINED. IN THE BUILDING, THERE ARE 79.90 M2 SHELTER AND 1238.80 M2 PORCH. THE BUILDING WILL BE USED AS A MANUFACTURING CENTER. Upon the application of the building owner dated 24.09.2020, all parts of the building, including the independent sections made with the Building Permit with the date and number written above, the features of which are specified and the use of which are granted sections, have been examined, it has been determined that it is in compliance with the Zoning Law, the Legislation on Building Inspection, the Zoning Plan, regulations, the Permit and its annexes, scientific and technical rules, Turkish Standards, the provisions of the Building Permit and that it is not considered unfavourable in terms of science and health, and their signatures have been obtained and the CONFIDENTIAL DOCUMENT for BUILDING USE has been given in accordance with the Zoning Law No. 3194 and the Legislation on Building Inspection. Granted Permit shall not relieve the building owner and other responsible persons from any liability arising from violations of the Law, License and its annexes and from any obligation to pay taxes, duties and fees. Technical Staff Inspecting the Building Location 131. Name, surname, title, TR identity number, signature, date AHMET KELEŞ MACHINE TECHNICIAN [***] /s/ AHMET KELEŞ 132. Name, surname, title, TR identity number, signature, date RABİA AYRANCI GEOLOGICAL ENGINEER [***] /s/ RABİA AYRANCI 133. Name, surname, title, identity number, signature, date GÜRAY TAYFUN SÜLÜKÇÜ CIVIL ENGINEER [***] /s/ GÜRAY TAYFUN SÜLÜKÇÜ 134. Name, surname, title, TR identity number, signature, date of the official examining the document. EMRE SÜMER Zoning and City Directorate Tax No [***] /s/ EMRE SÜMER 135. Name, surname, title, TR identity number, date, seal of the approver YUSUF ERÇELİK VICE CHAIRMAN [***] /s/ YUSUF ERÇELİK 136. Approval code

REPUBLIC OF TURKEY TITLE DEED IMMOVABLE INFORMATION Province: ANKARA District: KAHRAMANKAZAN Neighborhood / Village: SARAY(İ) Location: Plot: 3287 Parcel: 2 Surface Area: 16.622,00 m2 Vol / Page No: 46-4559 Quality: Land It is necessary to apply to the land registry for real and personal rights outside the property, as well as annotations and indications. LANDLORD INFORMATION Name Surname / Father's Name: Share: M 2 per share : ABDİL VEDAT YAKUPOĞLU, Son of SELAHATTİN Full 16.622.00 ABOUT THE REGISTRY INFORMATION Immovable No: Reason for Acquisition: Transaction Fee: 79224417 Being Structured while Unstructured Location information: Registration Date / Journal Number: Suitable for registry 16/09/2020- 11386 Issue Date: 16.09.2020 Hilal KARAÇAGİL Deputy Authorized Manager /s/ Deputy Authorized Manager

ANNEX-10: Signature Circular of the D-MARKET and LESSOR

ANNEX10

24 NOVEMBER 2016 NO: 9205	TURKISH TRADE REGISTRY GAZETTE	PAGE: 63

REAL PERSONS

Ankara Trade Registry Office

Notice Item No: 81517

Mersis No: 4645329038400019

Personal ID No: [***]

Trade Registry No: 401545

Business Name

ABDİL VEDAT YAKUPOĞLU

Address: Cumhuriyet Mah. Selanik Cad. Çorapçı Kalabalık İşhanı No: 20 / 6 Çankaya Ankara

It is hereby notified that the following particulars about the real person merchant with the above given details are registered on 21/11/2016 in accordance with the Turkish Commercial Code.

Registered Particulars: Establishment

Proof for Registration:

The Signature Statement certified by the Ankara 52th Notary Office under File No. 25983 on 01/11/2016.

Business Owner:

Business Owner: Abdil Vedat Yakupoğlu

Residential Address:

[***]

Nationality: Republic of Turkey

Personal ID NO: [***]

Business Name:

Business Name: Abdil Vedat Yakupoğlu

Business Start Date:

Business Start Date: 01/11/2016

Business Address:

The registered address of the business is Ankara province, Çankaya district, Cumhuriyet Mah. Selanik Cad. Çorapçı Kalabalık İşhanı 20/6 Çankaya/Ankara.

Line of Business:

The major line of business is as follows:

Letting out or leasing self owned or hired real properties (self owned buildings, time-shares, lands, detached houses, etc.)

Authorized Signatories of Business:

Abdil Vedat Yakupoğlu, Personal Identity No. [***], residing in [***], is appointed as Business Owner until otherwise resolved.

Capital of Business:

Capital of Business: Turkish Lira 1,000.00

(5/A)(22/553455)

SÖĞÜTÖZÜ Mah., 2180 Cad. No:5/A06530 ÇANKAYA/ANKARA

Tel: 03122018100 Fax: 3122859160

https://atonet.org.tr iletisim@atonet.org.tr

[Union of Chambers and
[K. Q.	Commodity Exchanges of Turkey
TSE- ISSO –EN	accredited CHAMBER logo]
9000]

Republic of Turkey

ANKARA 52ND NOTARY OFFICE

The Notary of ANKARA 52ND NOTARY OFFICE HANDAN BAYRAM

ADDRESS: [***]

PHONE NUMBER: [***]

FAX: [***]

Date: 01/11/2016

No. 25984

REQUEST FOR REGISTRATION

(THIS IS NOT A SIGNATURE CIRCULAR)

TO ANKARA TRADE REGISTRY OFFICE

I, the undersigned, shall operate from 01/11/2016 under the name of ABDİL VEDAT YAKUPOĞLU with the line of business of Real Property Leasing, Wholesale Trade, Construction in the business address of Cumhuriyet Mah. Selanik Cad. Çorapçı Kalabalık İşhanı No: 20 / 6 Çankaya / ANKARA and I wish to have my business name and my signature with the below seen specimens registered and announced as I shall use it under this business name.

BUSINESS NAME: ABDİL VEDAT YAKUPOĞLU

ABDİL VEDAT YAKUPOĞLU – [***]

Oran Mah. Rafet Canıtez Cad. No: 9/19 Çankaya/Ankara

SIGNATURE	SIGNATURE	SIGNATURE
/s/ ABDİL VEDAT YAKUPOĞLU	/s/ ABDİL VEDAT YAKUPOĞLU	/s/ ABDİL VEDAT YAKUPOĞLU

I, the undersigned Notary Public, hereby certify that the statement above (N.A. art. 90) is signed by ABDİL VEDAT YAKUPOĞLU, personal Identity No. [***], born in [***] on [***] to his father [***] and his mother [***], registered with the vital records office in [***] province, [***] district, [***] neighbourhood/village, Volume No. [***], Page No. [***], Entry No. [***] based on a review of the photograph Identification Card issued by the [***] with registration No. [***], Serial [***], No. [***] on 07/09/2012 he presented to me, who stated that he currently resides in the above written address and literate and I further certify that he signed it before me in his place due to his busy agenda. Tuesday, 01/11/2016 (the First Day of November, Two Thousand and Sixteen)

ANKARA 52ND NOTARY PUBLIC Handan Bayram Represented by Secretary Authorized to Sign Faruk OKUMUŞ /s/ Faruk OKUMUŞ

SÖĞÜTÖZÜ Mah., 2180 Cad. No:5/A06530 ÇANKAYA/ANKARA

Tel: 03122018100 Fax: 3122859160

https://atonet.org.tr iletisim@atonet.org.tr

[Union of Chambers and
[K. Q.	Commodity Exchanges of Turkey
TSE- ISSO –EN	accredited CHAMBER logo]
9000]

[Ankara Chamber of Commerce logo]	Date: 19/02/2020
Ankara Chamber of Commerce	Service: Commercial Registration Office

CHAMBER REGISTRATION CERTIFICATE

(Certificate of Good Standing)

Trade Registry No	:	401545

Company Name	:	ABDİL VEDAT YAKUPOĞLU

Registered Address	:	CUMHURİYET MAHALLESİ SELANİK CADDESİ ÇORAPÇI KALABALIK İŞHANI SİTESİ NO:20 / 6 CUMHURİYET SELANİK No:20/6 ÇANKAYA/ANKARA/Turkey

Date of Registration	:	21/11/2016	Degree	:	5.

Chamber Registration	:	21/11/2016	Capital	:	TRY 1,000.00

Occupational Group	:	47 –OCCUPATIONAL COMMITTEE OF REAL PROPERTY INVESTORS

NACE Code	:	68.20.02-Letting out or leasing self owned or hired real properties (self owned buildings, time-shares, lands, detached houses, etc.)

Other Activity	:

The entity with the above written details is registered with our chamber and currently in Good Standing this certificate is issued and certified to be presented to whom it mat concern.

/s/ Murat TÜRKER For the General Secretary Murat TÜRKER Commercial Certification Official

This certificate is issued upon request. It is valid for 6 months.

OS.F18 R-00

SÖĞÜTÖZÜ Mah., 2180 Cad. No:5/A06530 ÇANKAYA/ANKARA

Tel: 03122018100 Fax: 3122859160

https://atonet.org.tr iletisim@atonet.org.tr

[Union of Chambers and
[K. Q.	Commodity Exchanges of Turkey
TSE- ISSO –EN	accredited CHAMBER logo]
9000]

ANNEX 11: D-MARKET Code of Conduct for suppliers and business partners

ANNEX-11

Relations with Suppliers and Stakeholders

Doğan Online Companies have adopted an internationally accepted corporate management approach essentially based on the concepts of equality, transparency, accountability and responsibility. Grounding on this approach in all its activities and relations, Doğan Online Companies acts in the light of the same principles in their communication with their business partners and customers in their fields of operation. Doğan Online Companies are committed to taking any measures to ensure customer satisfaction, the privacy of the confidential information of their customers and business partners and establishing honest business relations excluding unfair advantage relations with their customers and business partners.

ANNEX 12: The image of the place subject to the lease before the renovation and the image after the renovation and construction works made in accordance with the project

ANNEX 13: * Building Insurance Policy of LESSOR

SME PACKAGE INSURANCE POLICY			Central Registration System No: 0068006132739588

Policy Number	Policy's Maturity	Renewal No	Date of Issuance - Place and Time		Insurance Period
105215621	21/01/2021-21/01/2022	0	22/01/2021-16:08		365
Agency's Name	ERHAN YAZICI SİGORTA ARACILIK HİZ.L
Agency Code	320235	Plate No	T08610-2A74	Phone number	[***]

INSURER INFORMATION
Name Surname / Title	: ABDİL VEDAT YAKUPOĞLU
Contact info	: [***]
Customer number	: [***]
REPUBLIC OF TURKEY Identification number	: [***]
Phone number	: [***]
E-mail address

INSURED INFORMATION
Title	Name Surname / Title	TR ID Number/Tax ID Number
Landlord	ABDİL VEDAT YAKUPOĞLU	[***]

INFORMATION ABOUT THE INSURED PERSON'S WORKPLACE
Subject of Activity	: Warehouse - That does not store flammable substances
Facility's Name	: HEPSİ BURADA COM. LOGISTICS CENTER
Address	: SARAY MAH. 222 CADDE NO: 9 D: BAĞIMSIZ BOLUM-5212549405 MERKEZ / KAHRAMANKAZAN ANKARA/Turkey
Address Code	: 5212549405
Building Gross m2	: 1200	Building Construction Style	: Steel, Reinforced Concrete Carcass
Number of Employees Given Personal Accident Coverage		Construction Year of the Building	: 2018
Is there a Photovoltaic (PV) Solar Power Plant at Insured Places?	: No	Annual Total Turnover (TRY)	: [***]
Number of Employees Guaranteed for Employer Insurance		Annual Inflation Hedge Ratio %	: % 15

ANADOLU ANONİM TÜRK SİGORTA ŞİRKETİ
Policy No: 105215621	Page: 1 / 22

PREMIUM INFORMATION	AMOUNT (TRY)	PAYMENT PLAN	PAYMENT DATE	AMOUNT (TRY)
Pre-Tax Premium	35,862.90	1st Installment	22/01/2021	6,270.00
Fire Insurance Tax	93.95	2nd Installment	22/02/2021	6,296.00
Banking And Insurance Transaction Tax	1,793.15	3rd Installment	22/03/2021	6,296.00
Amount to be paid	37,750.00	4th Installment	22/04/2021	6,296.00
		5th Installment	22/05/2021	6,296.00
		6th Installment	22/06/2021	6,296.00

SUBJECT OF INSURANCE	INSURANCE COST (TRY)
Building	26,000,000.00
Machinery - Installation	2,500,000.00
Glass	100.00
Billboard / Totem	100.00

GUARANTEES	INSURANCE COST (TRY)	PRICE(%)	PREMIUM (TRY)
Fire, Lightning, Explosion			798.19
Building	26,000,000.00
Machinery - Installation	2,500,000.00
Internal water	28,500,000.00		45.96
Storm	28,500,000.00		24.51
Landslide	28,500,000.00		6.13
Smoke	28,500,000.00		30.64
Snow weight	28,500,000.00		30.64
Land vehicles crash	28,500,000.00		3.06
Aircraft crash	28,500,000.00		30.64
Hail	372,505.00		20.02
Flood, land flood	28,500,000.00		45.96
GLKHHKNH-Terror	28,500,000.00		30.64
Earthquake and Volcano Eruption - Contents	2.,00,000.00		2,956.25
Earthquake and Volcano Eruption - Building, Foundations, Decoration	26,000,000.00		30,745.00
Theft			0.27
Machinery - Installation	2,500,000.00
Billboard / Totem	100.00
Building's Fixed Installation	7,500.00

INDEMNITY LIMITED GUARANTEES	LIMIT PER EVENT (TRY)	TOTAL LIMIT (TRY)	LIMIT PER CAPITA (TRY)	LIMIT PER VEHICLE (TRY)	PREMIUM (TRY)
Legal Protection		10,000.00			5.00
Temporary Address Transfer		10,000.00
Alternative workplace change costs		149,020.00			30.64
Business interruption		25,000.00			30.64
Loss of rent		30,000.00			30.64
Fire Financial Liability					966.00
Landlord's liability to the tenant		4,000,000.00
Neighborhood Responsibility		4,000,000.00

ANADOLU ANONİM TÜRK SİGORTA ŞİRKETİ
Policy No: 105215621	Page: 2 / 22

INDEMNITY LIMITED GUARANTEES	LIMIT PER EVENT (TRY)	TOTAL LIMIT (TRY)	LIMIT PER CAPITA	LIMIT PER VEHICLE (TRY)	PREMIUM (TRY)

Fire, Explosion		8,000,000.00
Internal water		8,000,000.00
Smoke		8,000,000.00
GLKHHKNH - Terror Tenancy / Owner Financial Liability		4,000,000.00
GLKHHKNH - Terror Neighborhood Financial Liability		4,000,000.00
Debris removal costs - Building		1,040,000.00			0.11
Debris removal costs - Contents		100,000.00			0.01
Glass Breakage					0.02
Glass		100.00
Billboard / Totem		100.00
Third Party Liability		500,000.00			1.50
Third Party Liability
Elevator, Escalator Responsibility

ASSISTANCE SERVICES

ANADOLU Emergency Health Services
Anadolu Hizmet

Emergency workplace assistance services will be provided by calling 0 850 724 0 850. Otherwise, the services received will be considered out of coverage.

Assistance services only apply to the risk address stated on the front of the policy, addresses specified in special conditions are out of scope.

Anadolu Anonim Türk Sigorta Şirketi provides the assurances specified in this policy, which is arranged by the insurer and the insured based on their own explanations and relying on the accuracy of their statements, within the framework of the general conditions, special conditions, clauses or the product booklet containing this information listed in the policy and delivered to the insurer together with the policy. The guarantees you can benefit from under the insurance contract are limited to the guarantees you have purchased and specified in the policy. The product brochure provided to you may also contain descriptions of some collateral that you have not purchased. In terms of which guarantees you are entitled to benefit from, the policy will be relied upon, not the product booklet.

If the e-mail address is provided, the related product booklet and information form can be sent to your address electronically with the policy. In addition, the product booklet and information forms can be accessed at www.anadolusigorta.com.tr on our company's website.

GENERAL CONDITIONS

This policy shall prevail within the framework of the general conditions specified below. The general condition texts given in the title are included in the SME Package Insurance & Sectoral Package Insurances Booklet (YN 641) given to you with this policy.

• General Conditions of Fire Insurance

• General Conditions of Theft Insurance

• General Conditions for Insurance Against Glass Breakage

• General Conditions for Financial Liability Insurance Against Third Parties

• General Conditions of Legal Protection Insurance

ANADOLU ANONİM TÜRK SİGORTA ŞİRKETİ
Policy No: 105215621	Page: 3 / 22

USER SPECIAL CONDITIONS

AFOREMENTIONED WORKPLACE HEREBY HAS BEEN LEASED TO COMPANY AS A WAREHOUSE AND LOGISTICS CENTER.

SPECIAL CONDITIONS

It has been agreed by the parties that the following clauses and special conditions for this policy shall prevail within the framework of the explanations written in the policy and the general conditions, special conditions, clauses or the product booklet containing this information delivered to the insured together with the policy.

SME Package Insurance and Sectoral Package Insurance Booklet - YN 641

Internal Water Clause

Earthquake and Volcano Eruption Clause

Smoke Clause

Storm Clause

Aircraft Clause

Strike, Lockout, Chaos, Popular Movements Clause

Malicious Acts Clause

Terror Clause

Snow Weight Clause

Land Vehicles Clause

Flood or Land flood Clause

Landslide Clause

Fire and Explosion Financial Liability Clause

Inflation Indexed Collateral Clause for Earthquake and Volcano Eruption Coverage

Strikes, Lockouts, Turmoil, Popular Movements or Strike, Lockout, Turmoil, Popular Movements, Malicious Movements and Terror Clause in Inflation-Indexed Policies

Workplace Clause of Anadolu Hizmet

Inflation Protection Clause

Recourse Rights Special Condition

Documents Required In Case Of Damage Clause

ANADOLU ANONİM TÜRK SİGORTA ŞİRKETİ
Policy No: 105215621	Page: 4 / 22

Earthquake and Volcano Eruption Coverage

Earthquake and Volcano Eruption Insurance is made in the form of joint insurance with the insured at the rates stated below.

Joint Insurance Distribution	The Section where the Insured is Responsible for 100% of the Insurance Amount	The Section where the Insurer is Responsible for 100% of the Insurance Amount
Building, Foundation, Decoration	20	80
Content	20	80

In Earthquake and Volcano Eruption Insurance, the following exemption has been applied over the part that the insurer is responsible for.

	Exemption To Be Applied Over The Part That The Insurer Is Responsible For (%)
Building, Foundation, Decoration	2
Content	2

Fire Insurance Earthquake and Volcano Eruption Coverage Joint Insurance and Exemption Clause (Industrial and Commercial Risks)

Earthquake and volcanic eruption insurance is made in the form of joint insurance with the insured provided that at least 20% of the insurance amount remains on the insured and the insured participates in the damage at this rate. The insured and the insurer may agree to increase this rate. In this case, the premium is calculated on the basis of the price reduction specified in the tariff over the insurance amount. This issue is written on the front of the policy.

The insured cannot reinsure the part of the insurance amount that it agrees to keep on itself and the part he has undertaken. The insured participates in the damage at the rate agreed in advance and written in the policy.

In each damage related to earthquake and volcanic eruption coverage, if the insurance coverage of the same insured and at the same risk address covers the building (building, fixed installation and decoration) and its contents (commodity; machinery, equipment, fixtures and other installations) or more than one building or its contents;

•	Building, fixed installation and decoration,

•	Commodity,

•	A deductible exemption of at least 2% over the total insurance costs of each of the machinery, equipment, fixtures and other installations, groups (the part for which the insurer is responsible) shall be applied separately for each of these groups. The insurer is responsible for the part of the damage exceeding this exemption amount. The insured and the insurer may agree to increase the exemption rate. In this case, the price is discounted at the rate specified in the tariff. This issue is written on the front of the policy. In terms of exemption application, each 72-hour period is considered as a damage.

ANADOLU ANONİM TÜRK SİGORTA ŞİRKETİ
Policy No: 105215621	Page: 5 / 22

Strike, Lockout, Turmoil, People's Movements or Strike, Lockout, Turmoil, People's Movements, Malicious Movements and Terror Exemption Clause - For Non-Residential Commercial and Industrial Risks

Without prejudice to the General Conditions of Fire Insurance and the provisions of Strike, Lockout, Turmoil, Public Movements or Strike, Lockout, Turmoil, Public Movements, Malicious Movements and Terror clauses attached to the policy; this insurance is made in the form of joint insurance provided that 20% of the 100% insurance amount is above the insured.

In case of damages, the insured participates in the damage at the rate stated above.

In each damage related to this coverage, if the insurance coverage of the same insured and at a separate risk address covers the building and its contents (commodity, machinery, equipment, fixtures and other installations) or more than one building and its contents, all:

•	Building fixed installation decoration

•	Commodity

•	A deductible exemption of 2% on the total insurance costs of each of the machinery, equipment, fixtures and other installation groups (80% of which the insurer is responsible) shall be applied separately for each of these groups. The insurer is responsible for the part of the damage exceeding the exemption.

Flood Coverage

For each damage that may occur in relation to flood coverage, a deductible exemption of 2% of the insurance amount of each of the following groups shall be applied to the relevant group. However, the total exemption to be applied to these groups is limited to EUR 50,000.

• Building, fixed installation and decoration

• Commodity

• Machinery, equipment, fixtures and other installations

Additional Coverage for Landslides

Damages caused by landslide or land collapse as a result of excavations made around the insured building are included in the guarantee, except for excavations ongoing or planned (known to the insured it is planned) on the insurance start date. A 10% deductible exemption shall be applied over the compensation amount to be paid for each damage that may occur under this guarantee.

Special Condition for Insulation Insufficiency

With the Special Condition of Insulation Inadequacy, damages caused by leakage and/or entry of rain and snow water from the exterior or terrace of the building (with floor strainer) or windows, doors and moldings (offshores) due to insufficient insulation and/or loss of insulation and damages caused by leakage of water accumulated on roofs without floor strainer are included in the coverage not exceeding 10% of the total annual insurance amount and in any case TRY 500,000. An exemption of TRY 500 shall be applied for each damage covered by the guarantee.

Damages that may occur due to the following reasons are excluded from the coverage.

• Leaking water from the unplastered side facade caused by the collapse of the adjacent order building

• Leaked water from the front with coarse and fine plaster but not painted

• Leakage of water accumulated on balconies without floor strainers to the insured floor from downstairs and/or under the doors

• Damage caused by sweating, mold and similar causes due to lack/loss of heat insulation

• All kinds of insulation costs

• Damages on the facade and roof

ANADOLU ANONİM TÜRK SİGORTA ŞİRKETİ
Policy No: 105215621	Page: 6 / 22

Hail Coverage

• Provided that it is covered by this policy, damages that may occur due to hail in the building and content, with or without the storm, are covered by the limit specified on the policy in total per occurrence and during the policy period.

• An exemption of USD 250 will be applied for each damage.

• Exposed content is excluded from coverage even if it is under porch, awning or cover, etc.

Computer Software and Programs Coverage External Clause

All kinds of computer software and programs are not covered.

Special Condition of the Subject of Activity

The "Subject of Activity" related to the risk(s) covered by this insurance is stated in the policy as declared by the insurer and/or the insured. The special conditions that the insurance premium and the insurance relationship will be subject to are determined in accordance with this declaration of the insurer and/or the insured. If it is determined that the actual activity subject to the said risk is different from the declared activity subject, the relevant provisions of the Turkish Commercial Code (TCC) and the General Conditions of Insurance shall apply to the violation of the pre-contractual notification obligation.

Special Condition of Tobacco and Alcohol Limit

The special condition of tobacco and alcohol limit is limited to 10% of the commodity price provided that it does not exceed a maximum of TRY 5,000 for theft collateral, tobacco and tobacco products and alcoholic beverages.

ANADOLU ANONİM TÜRK SİGORTA ŞİRKETİ
Policy No: 105215621	Page: 7 / 22

Photovoltaic (Pv) Solar Power Plant Exemption

The Insurer/Insured declares in this insurance contract that there is no photovoltaic (PV) solar power plant in the insured places. Notwithstanding this declaration, in the event that it is determined that there is a photovoltaic (PV) solar power plant in the insured places in this insurance contract, the damages due to this proximate cause and/or the damages that are realized or aggravated due to this reason shall be excluded from the coverage. The photovoltaic (PV) solar power plant itself, along with all kinds of installations and extensions, is out of the scope of coverage.

Sprinkler Leak

Damages caused by sprinkler installation are included in the coverage under the Fire Insurance General Conditions - Internal Water clause.

Provisional Address Transfer Guarantee

As a result of the damages that may occur under the policy, the damages covered by the guarantees contained in this policy that the machinery, fixtures and electronic devices may be temporarily exposed to at another address due to maintenance/repair and similar reasons are covered, provided that they are limited to the amounts specified in the policy, the maximum compensation amount to be paid for this guarantee in a policy period will be limited to a total of TRY 10.000. Damages that may occur during transportation are not covered. In any case, the compensation to be paid under this policy will be limited to the total fire insurance cost specified in the policy schedule.

Rental Loss Guarantee

Without prejudice to the provisions of the General Conditions of Fire Insurance, except for earthquake coverage, if the building is in an uninhabitable condition as a result of the damages that may occur within the scope of the policy, the loss arising from the failure to obtain the expected lease or usufruct right from the building rented for the owner or usufructuary, which is the part of the rent paid in advance for the tenant corresponding to the unprocessed period with the day calculation, is covered by the coverage. In the calculation of the compensation; the amount of the rent that will correspond to the period required for the repair and construction of the building (maximum one year) shall be taken as basis.

The maximum liability of the insurer shall be limited to the monthly rental amount specified in the current rental contract, provided that the monthly rental amount does not exceed TRY 2,500. In any case, the compensation to be paid under this policy will be limited to the total fire insurance cost specified in the policy schedule.

Alternative Workplace Replacement Costs Coverage

Without prejudice to the provisions of the General Conditions of Fire Insurance, except for earthquake coverage, reasonable costs related to the alternative workplace that the insured is obliged to make for up to 12 months in the capacity of tenant or anchor or owner of the building due to the fact that the workplace building becomes uninhabitable as a result of damages that may occur under the policy and provided that it does not exceed the reasonable period required for repair or reconstruction are covered by the insurer. However, the maximum liability of the insurer is limited to the limit specified on the policy. In any case, the compensation to be paid under this policy will be limited to the total fire insurance cost specified in the policy schedule.

Business Interruption Guarantee

Without prejudice to the provisions of the General Conditions of Fire Insurance, if the commercial activity stops completely for more than 3 days starting from the day following the date of the occurrence of the damage as a result of the fire hazard in the insured place, 10% of the damage amount to be paid to the insured and an additional amount not exceeding the limit specified on the policy shall be paid as work stoppage compensation.

ANADOLU ANONİM TÜRK SİGORTA ŞİRKETİ
Policy No: 105215621	Page: 8 / 22

Special Condition of Glass Breakage

The glass breakage guarantee given by this policy is the compensation limit and the total limit per event and year is limited to the amount specified in the policy.

Glass Breakage Coverage

Glass breakage coverage includes glass table, coffee table, mirrors, window glasses in the workplace.

Debris Removal Expenses

The debris removal costs to be incurred in relation to the damages related to the fire and additional guarantees included in the policy are included in the guarantee, limited to the amount specified in the policy.

Legal Protection Guarantee for Immovable Property

The insurer shall provide the insured with protection for any disputes that may arise in respect of the lessor, the lessee or one or all of the tiTRYes of the same right holder, provided that all or part of the immovable and movable property shown in the policy is shown in the policy. Among the expenses to be paid, provided that they arise from the conditions stipulated in the general conditions regarding the coverages in the policy, the attorney and consultancy fees are limited to the attorney and consultancy minimum wage tariff. The limit of the legal protection guarantee provided by this policy is limited to TRY 10,000 per occurrence and in total per year.

Special Condition of theft

The guarantee of theft is valid provided that at least one of the following measures has been taken and is operational at the time of the risk, which is suitable for the protection of the entire insured place against the risk of theft:

•	Alarm system connected to security companies, mobile phones or security forces (common enough to detect theft anywhere in the insured place and not affected by power outages)

•	Iron bars, shutters or laminated safety glass with a minimum thickness of 4+4 mm (of sufficient strength to protect all doors and windows of the insured place)

•	Night watchman (equipped to detect and prevent and notify any theft that may occur in the insured place according to the size of the insured place)

Building Fixed Installation Theft Guarantee

Fixed assets of the building are secured against the risk of theft, provided that they are limited to the limit specified on the policy. In any case, the total amount of compensation to be paid shall be limited to the total insurance amount.

ANADOLU ANONİM TÜRK SİGORTA ŞİRKETİ
Policy No: 105215621	Page: 9 / 22

Contents in the Open Area

If not specified separately on the policy, the content in the open area is excluded from the guarantee. The four sides of the content shall be considered as indoors and/or under or within the porch, awning, tent, tarpaulin, wire mesh or cover, etc., and the guarantee shall be excluded unless otherwise stated in the policy.

Strikes, Lockouts, Turmoil, Popular Movements, Malicious Movements, Terror Guarantee

Strikes, Lockouts, Turmoil, People's Movements or Strike, Lockout, Turmoil, People's Movements and Malicious Acts, Terror Insurance has been made in the form of joint insurance with the insured at the rates stated below.

Joint Insurance Distribution	The Section where the Insured is Responsible for 100% Insurance Amount	The Section where the Insurer is Responsible for 100% Insurance Amount
G.L.-K.H.H.-K.N.H.-Terror	20	80

Strikes, Lockouts, Turmoil, People's Movements or Strikes, Lockouts, Turmoil, People's Movements Malicious Acts, Terror Insurance has been exempted at the following rates over the part that the insurer is responsible for.

	Exemption To Be Applied Over The Part That The Insurer Is Responsible For (%)
G.L.-K.H.H.-K.N.H.-Terror	2

Note on Exemption and Joint Insurance Practices of GLKHKNH-Terror Coverage Received with Fire Financial Liability Coverage

In the event that GLKHKNH-Terror coverage has been received together with fire liability coverage, the exemption and joint insurance conditions regarding GLKHKNH-Terror coverage shall apply.

GLKHKNH - Note on Exemption and Joint Insurance Practices of Terror and Earthquake Coverages

In case of damages arising as a result of terror and earthquake, GLKHKNH- Exemption and joint insurance conditions related to terror and earthquake guarantees shall apply.

ANADOLU Emergency Health Services

With this service, within the boundaries of the workplace that is within the provincial boundaries of Turkey (including the TRNC), it is ensured that the employees of the workplace who have a service contract with the employer and are affiliated with the Law of Social Insurance and those who are in the workplace benefit from ANADOLU Emergency Health Services to be valid during working hours. The said service shall also apply if the persons working in the insured workplace under the Law of Social Insurance are outside the insured workplace due to duty.

Medical Counseling

Upon the request of the insured of the INSURANCE COMPANY to the Alarm Center, it is the transfer of informative and guiding information by the contracted company physicians to the right holder (patient) via telephone and without any physical determination opportunity.

ANADOLU ANONİM TÜRK SİGORTA ŞİRKETİ
Policy No: 105215621	Page: 10 / 22

Emergency Health Services

It covers the service provided within the Emergency Health Services Regulation of the Ministry of Health published in the Official Gazette dated 15.03.2007 and numbered 26463 and the generally accepted principles. These services are provided by medical teams trained in emergency health care with medical tools and equipment support in the early period following the occurrence of sudden illness, accident, injury and similar situations.

Emergency Land Ambulance Service

It is a vehicle consisting of a team of physicians, anesthesiologists and drivers equipped with the most advanced communication technology and deployed in ambulance stations and meeting the requirements of international standards and the requirements of the Special Ambulance Services Regulation published in the Official Gazette of the Ministry of Health dated 07.12.2006 and numbered 26369 to provide continuous service (full day). The service will be provided directly by the contracted company within the borders of Istanbul, Ankara Metropolitan Municipality (excluding adjacent areas). In case of requests that may occur outside the borders of Istanbul, Ankara Metropolitan Municipality; the contracted company will provide service with ambulances affiliated to contracted physicians and/or health institutions and information about these locations can be accessed at www.anadolusigorta.com.tr.

Emergency Physician Service

It is the service of sending a physician to the right holder (patient) in the first place at points where there is no land ambulance and it will take a long time to reach and performing the intervention and/or, if deemed necessary, transportation to the nearest equipped health center for the intervention.

Medicine and Consumables

Medicines and routine materials to be used free of charge by the contracted company to the right holder (patient) in case of emergency intervention.

Medical Information Bridge

It is a system based on information communication between the Beneficiary (Patient), treatment institution (hospital and similar institution), ambulance, patient relative and/or physician.

Emergency List

• Drowning

• Traffic accident

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• Terror, sabotage, shooting, stabbing, fighting, etc.

• Suicide Attempt

• Rape

• Falling from high

• Serious Occupational Accidents, Limb Rupture

• Electric shock

• Freezing, Cold Stroke

• Heat Stroke

• Severe Burns

• Serious Eye Injuries

• Poisoning

• Severe Allergy, Anaphylactic Statements: Disruption in heart rhythm, severe allergy or low blood pressure that may lead to obstruction in the respiratory tract.

• Spine and Lower Extremity Fractures: Leg fractures that cause major external or internal bleeding and all kinds of spine fractures.

• Decompression (Diving) Disease: The situation popularly called profiteering.

• MI, Arrhythmia, Hypertension Crises: Current heart attack, types of heart rhythm disorder requiring urgent treatment, blood pressure, cerebral hemorrhage, etc. increase to a level that could lead to serious situations.

• Asthma Attack, Acute Respiratory Problems

• All Kinds of Situations That Cause Unconsciousness

• Sudden Paralysis

• Serious General Situation Disorder: Deterioration of a person's health to an extent that may be dangerous in general due to reasons such as old age, nutritional deficiency, inadequate care, prolonged serious illness, etc.

• High Fever: Increased body temperature (39.5 °C and above on average) that may lead to convulsion (convulsion) or heart rhythm disorders due to poisoning, infectious diseases, hot flushes, etc.

• Diabetic and uremic Bleeding: Situations ranging from blurred consciousness caused by diabetes (diabetes) and kidney failure to complete loss of consciousness (coma).

• Dialysis Disease accompanied by General Condition Disorder

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• Acute Abdomen: Situations requiring urgent intervention such as perforation, blockage or clogging of hollow organs such as stomach, intestine, inflammation, etc.

• Acute Massive Bleedings: Life-threatening internal or external bleeding, usually caused by trauma.

• Meningitis, Encephalitis, Brain Abscess: Inflammatory and infectious diseases related to the membrane surrounding the brain and brain that may affect vital functions due to nervous system functions.

• Renal Colic: A condition caused by kidney stones, causing severe pain that may lead to urinary tract or kidney damage if progressed.

• Acute Psychotic Tables: Neurological or psychological disorders leading to excessive aggression.

• Migraine and/or Vomiting, Headaches with Loss of Consciousness

Newborn Comas

• Started Birth Activity (Emptying of Water Bladder)

Important note:

The above definitions have been made in a very simplified way in order to be guiding. It may not be possible from time to time for persons without medical knowledge to make an emergency assessment solely on the basis of the above information or on the basis of information communicated to them by a healthcare professional by telephone. Please note that whether his/her health condition constitutes an emergency or not is based on physical examination.

Liabilities of the Insured Regarding Liability Insurances

Within the scope of the coverage given by this insurance, the Insurer has the right and authority to decide on the claims to be made to the Insured.

The Insured shall not, without the knowledge and consent of the Insurer, reconcile with any person or institution claiming compensation for a loss covered by this policy or accept or acknowledge, pay compensation or make payment against such person or institutions in whole or in part. If otherwise, the Insured loses all rights arising from the insurance and cannot benefit from the insurance protection in any way.

In relation to all claims constituting the subject matter of this policy, the insurer has absolute right to wait for the claim to result in a final court decision or to settle with the claimant at any time over the amount it deems appropriate following his/her own evaluation.

If the Insured refuses a solution proposed to him by the Insurer and elects to proceed with legal proceedings, then the Insurer's liability shall be limited to the amount required to resolve this matter as recommended and also to the costs and expenses incurred with the Insurer's approval until the date of such refusal.

The Insured shall use its best endeavors to prevent or minimize any loss which may give rise to a claim under this policy as if it were not insured;

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The premium for this policy is calculated on the basis of the estimates provided by the insured and the insured shall retain all relevant details and, if deemed necessary, allow the insurer to examine these records;

Other Conditions:

•	The Insurer pays to the insured the maximum amount payable under this policy or a lesser amount which is sufficient to resolve the incident and is not obliged to make any other payment;

•	If any payment is made in respect of a claim under this insurance, it is agreed that the insurer shall take over all recourse rights of the insured;

•	If the insured knowingly makes a false or fraudulent claim, this insurance shall be null and void and all claims for damages shall be reduced;

•	This policy is valid provided that the insured is not aware of a claim for compensation or any event that may lead to a claim for compensation as of the date of commencement or issue;

•	This policy has been issued on an incident basis and the date of return is the policy start date;

•	This policy shall be valid provided that all laws, regulations, regulations and similar obligations regarding the activities subject to the guarantee and the manufacture, sale and distribution of the products are fully complied with. Claims for compensation for activities and products where these criteria are not fulfilled are outside the scope of the guarantee.

Other Insurances:

If a liability covered by this insurance is also covered by another insurance, this insurance constitutes' joint insurance 'together with other insurances. In any case, if there is more than one policy issued by Anadolu Sigorta, the one with more coverage limit shall be taken into consideration and Anadolu Sigorta shall be liable for all compensation claims up to this limit.

Collateral Limits for Third Party Liability and Additional Guarantees

Per Event: The liability of the Insurer for all compensation costs and legal expenses payable to persons claiming compensation in any event shall not exceed the limit of compensation per event specified in the policy schedule.

Total amount within the Insurance Period: The liability of the insurer for all compensation amounts and legal expenses that may be paid in relation to events occurring within the policy period shall not exceed the total limit shown within the insurance period in the policy schedule.

The sum of compensation amounts payable within the policy period due to damages under this coverage, including additional coverages, shall in no way exceed the total coverage limit per event specified in the policy and within the insurance period.

Third Party Liability and Additional Guarantees Exemption Note

A deductible exemption of TRY 250 shall be applied for each damage.

Third Party Liability Damage Series Special Condition

In order to determine the liability of the Insurer in relation to the events covered by the guarantee; all damages incurred as a result of continuous or repeated exposure to a common and a single wasteful condition shall be treated as a single event regardless of the number of real or legal persons making the claim and shall be deemed to have occurred within the compensation period in which the first event occurred.

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Third Party Liability Exceptions

This policy does not cover claims arising from:

•	Any liability for injuries and illnesses suffered by any person bound by a service or apprenticeship contract to the Insured;

•	Liability arising from the operation of motor vehicles and trailers subject to compulsory insurance by law, ownership of such vehicles or the use of such vehicles by or on behalf of the insured;

•	Liability arising in relation to an aircraft or craft manufactured for use on or in the water surface or in the air;

•	Professional assistance or advice or service provided or neglected by the Insured;

•	Liability for any financial/financial loss (pure financial loss) and any indirect loss (consequential loss) not caused by loss of property/property or bodily damage specified in the Coverage section;

•	Delays in contractual obligations, failure to make shipments and claims for damages related thereto;

•	The extended portion of liability in the event of the insured's liability being extended by contract;

Responsibilities in connection with those below:

•	Contamination with nuclear waste or nuclear fuel due to combustion of nuclear fuel

•	Radioactive toxic explosion or other hazardous properties of explosive nuclear components

•	Damages caused by asbestos, in whatever form or amount, or resulting directly or indirectly from the use of asbestos;

•	Claims for compensation for war, civil war, revolution, terrorism, sabotage, strike and insurrection;

•	Exemplary or punitive damages;

Claims made by the insured to each other under this policy or

•	A company in which the persons or employees of the insured acting on behalf of the insured or the insured are the managers, or

•	A company managed or predominantly controlled by the Insured (affiliated company, etc.) or

•	A company (parent company, partner office, etc.) that has a financial relationship with the operations of the Insured, or

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•	Claims for compensation put forward by a company whose employees are involved in the operations of the Insured;

•	Electromagnetic fields and electromagnetic radiation;

•	Losses due to lead, cadmium, formaldehyde and toxic mold;

•	Claims for compensation arising from gradual environmental pollution not caused by sudden and unexpected accidents

•	Damages incurred after delivery due to defects in this product, work or service in relation to the product, work or services completed and delivered by the Insured to its customers.

•	Responsibilities of the insured for damages arising from theft, theft, loss

•	Claims for compensation to be assessed within the scope of Compulsory Financial Liability, Special Safety Compulsory Financial Liability and Marine Pollution Compulsory Financial Liability insurances of Coastal Facilities

•	The claims made by the representative of the insured and the persons accustomed to the management, supervision and operation of the enterprise or part of the enterprise are not covered by the policy due to their violation of their obligations arising from the law and the articles of association during the management activities.

Elevator, Escalator Liability Guarantee

Coverage is extended as follows contrary to article "3-B.1” of the General Conditions of Financial Liability Insurance Against Third Parties:

Claims for compensation that may be put forward by third parties as a result of accidents that may occur in the elevator(s) used in the activity written in the policy or in the building are added to the coverage. This additional guarantee is provided on the condition that the building is fully used by the insured and that the elevator has an annual maintenance agreement.

Third Party Liability Coverage

The Insurer shall be liable for any damage caused by an incident occurring within the insurance period during the business activities of the insured at the place specified in the policy as the Insurer's Address and the related activities carried out at various places within the borders of the Republic of Turkey.

•	Death, injury or deterioration of health of third parties,

•	Material damage to third party goods

•	Claims for non-pecuniary damages by third parties

For these reasons, it guarantees the insured against the consequences of the claims to be made by third parties within the framework of the special conditions written in the policy and the General Conditions of Financial Liability Insurance Against the related Third Parties. Insurance coverage covers the liability of the insured within the framework of the provisions of the legislation on legal liability of the Republic of Turkey due to the title, activity and legal relations shown in the policy and is limited to the amounts written in the policy. The maintenance and maintenance of the buildings where the insured operates are also evaluated within the framework of the operating activities of the insured and the damages arising from the building and the liability of the insured are also included in the coverage. Liability to third parties does not include liability arising from the failure to provide commercial services to customers at all or as required.

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Food Poisoning Coverage

The legal responsibilities of the insured for damages arising as a result of food poisoning caused by food and beverages offered at the premises of the Insured are included in the coverage.

Advertisement Board Liability Coverage Liabilities arising from damages arising from signs, boards, etc. in the workplace of the Insured are included in the coverage.

Renovation and Faulty Construction Coverage

The legal responsibilities of the insured due to the material and physical damages that may be incurred by third parties during the repairs, renovation and renovation works within the facility are included in the guarantee. This policy shall be valid provided that all laws, regulations and similar obligations related to the activities subject to guarantee are fully complied with. Claims for compensation for activities where these criteria are not met are outside the scope of the guarantee.

Extension of Third Party Liability Coverage Given Together with SME Package Insurance Policies

The damages to be caused to the third party goods under the supervision of the insured as a result of the commercial activity shown by the insured at the risk address have been included in the coverage with a limit of TRY 150,000 per occurrence and annually provided that it does not exceed the third party liability coverage limit in accordance with Article 3-A-8-a of the General Conditions of Financial Liability Insurance against Third Parties.

Missing Insurance Clause

The maximum compensation to be paid as a result of any damage that may be covered by the insurance contract within the scope of Article A5 of the General Conditions of Fire Insurance shall be limited to the insurance amounts written in the policy. In case of partial damages, if the difference between the insurance amount specified in the policy and the insurance value is 10% or less, missing insurance shall not be applied, otherwise, this clause shall not apply and the provisions related to Article A5 of the General Conditions of Fire Insurance shall be applied.

Special Condition for Compensation Payments for Policies with a Currency of “TRY”

Compensation amount to be paid will be calculated in "TRY".

Compensation calculation will be done as follows:

•	It is essential that the compensation amount is paid in TRY.

•	If the amount on the invoice, proforma invoice, bid etc. subject to compensation payments is in foreign currency, the said amount;

a.	If the damage has been replaced by the insured before the payment date, the amount on the invoice for compensation of the damage shall be paid at the Central Bank of Turkey foreign exchange selling rate on the invoice payment date.

b.	If the damage has not been replaced by the insured until the payment date, the amount on the proforma invoice, offer, etc. document is converted to TRY at the exchange rate of the Central Bank of Turkey on the date of compensation payment.

•	If the currency of the exemption in the policy is different from TRY, the exemption amount to be applied in TRY is calculated on the basis of the exchange rate of the Central Bank of Turkey at the date of the damage.

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Expert Appointment Clause

In case of possible damages, the insurer shall appoint the expert and the insurer shall pay the expert fee.

However, if the insured also wishes to exercise his/her right to appoint an expert; the Insured must forward his/her request for appointing an expert to the insurer in writing and the entire fee of the expert appointed by the insured must be paid by the insured.

Special Condition Regarding Damage

When the damage occurs, the compensation can only be paid as a result of the examination and determination of entry and exit and inventory records and all other documents. The Insured shall not claim any compensation for commodities or fixtures for which it cannot prove its existence with a document. This issue has been agreed between the parties.

Prohibition of Changes to Damage Areas and/or Things

The Insurer shall not make any changes that will make it difficult or prevent the determination of the cause of the damage or the amount of damage to the property and the place subject to the damage before the damage is determined. This change can only be made with the approval of the insurer or for the purpose of reducing the loss. In case of defective breach of this obligation, if there is a causality between the breach and the loss, the compensation shall be reduced according to the severity of the defect.

Obligation to Report Damage

When the Insurer learns that the risk has occurred, it informs the insurer without delay.

If failure to notify the occurrence of the risk or late notification has caused an increase in the compensation or price to be paid, a deduction shall be made from the compensation or price according to the severity of the defect.

Policy Scope

The insurance coverage provided to the insured by this policy is limited to the matters specified in the policy and the product booklet/general condition/special condition/clauses. No circumstance other than those expressly envisaged to be included in the guarantee is under insurance protection, even if it is not counted separately among the cases excluded from the guarantee.

It is obligatory to document the matters that were entitled to premium discount upon the declaration of the insurer at the time of the contract in case of damage. Otherwise, deduction shall be made from the damage payable at the rate of premium discount in accordance with the relevant article of the General Conditions of Insurance.

While the damage compensation is paid, the entire remaining premium debt is deducted from the compensation.

Certification of Payment: All receipts and similar documents given to you in return for your payments must be submitted to our company in order to pay your damage.

You can submit your suggestions on www.anadolusigorta.com.tr "Your Requests and Complaints" form, "My Insurance is in Mobile" mobile application or at bilgi@anadolusigorta.com.tr.

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Premium Payments and Policy Cancellation Clause

In cases where it is decided to pay the premium and premium debt in installments at once in accordance with this policy, the portion of the premium that should be paid first shall be paid at the latest upon delivery of the policy after the contract is concluded. The place of payment of the insurance premium is any Türkiye İş Bankası Branch, General Directorate or Regional Directorates of Anadolu Sigorta or the authorized agency that has mediated the establishment of the insurance contract. Premium payment can be made by bank receipt, in cash against receipt in the agencies authorized to collect premiums, by credit card, by using the interactive transactions invoice instruction method of Türkiye İş Bankası or by wire transfer. Payments made to places other than these or by methods other than those listed above shall not eliminate the premium debt. If the transfer is made, the first premium shall be deemed to have been paid as soon as the amount transferred is transferred to the insurer's free accounts and the liability of the insurer shall commence at that time. In cases where it is decided by the insurer to pay the first instalment (advance payment) or all of the premium by credit card and to give the insurer time to collect this amount from the credit card, the liability of the insurer shall begin with the withdrawal of the first instalment (down payment) or all of it from the credit card on the agreed day. In case of blocked payment by credit card, payment shall be deemed to have been made immediately upon blocking the provision of premium receivable from the credit card.

The dates on which the next installments following the first part of the premium will be paid are specified on the policy. If the insurer has not paid on this date, it will default and the insurer may terminate the insurance contract by using its rights related to the default.

In the event that the insurance contract is terminated due to default in paying the premium debt, the premium corresponding to the period for which the liability of the insurer continues shall be calculated on the basis of the day and the excess shall be returned to the insurer.

Insurance Information Center Note

Persons who will or will be covered by insurance are deemed to have consented to the acquisition of health information, insurance records and other information from the Insurance Information and Surveillance Center (SBGM), the Social Security Institution, the Ministry of Health, health institutions and organizations and insurance companies and to the sharing of the said information and records with the company with SBGM, insurance companies and authorities authorized in the relevant legislation in order to make a risk assessment by signing the relevant documents and to finalize the compensation applications.

Notice of Right of Withdrawal

Pursuant to the provisions of the Law on the Protection of Consumers and the related legislation, the Insurer who has not taken out the insurance for commercial or professional purposes (having the characteristics of a consumer) may exercise the right of withdrawal within 14 days in distance contracts related to financial services and 7 days in installment sales contracts without giving any justification and paying penal clause after the establishment of the contract. The notification of the right of withdrawal must be sent to bilgi@anadolusigorta.com.tr by filling out the declaration form at www.anadolusigorta.com.tr or with an explicit declaration. The right of withdrawal may not be used in insurance contracts with a period of validity of less than one month and in installment insurance contracts where the insurance coverage begins with the approval of the insurer. In installment insurance contracts, the insurer who pays the first installment is deemed to have approved the start of the insurance coverage. The premium amount collected in distance insurance contracts shall be refunded upon receipt of the notice of withdrawal. The provisions of special legislation shall apply to compulsory insurances.

Product Promotion Permit

We would like your permission to inform you about our price advantages, campaigns, to pay for your damages faster and to offer you attractive opportunities, in short, to provide you with faster and better service. You can contact us at online.anadolusigorta.com.tr to continue to receive SMS, e-mail, telephone information, campaign, product/service promotion messages for free and to update your permission information.

Digital Sales Note

You can easily access many insurance services that will make your life easier through our Individual Internet Branch and our mobile insurance application, Sigortam Cepte.

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Cyber Attack Exception Clause

This insurance policy excludes damages, losses, liabilities and expenses caused or contributed directly or indirectly by computers, computer systems, software programs, malicious software, computer virus, computer operations or similar electronic systems or arising from the harmful use of such program/systems.

Special Condition for Real Rights

If the insurer/insured requests compensation from the insurer in the event that the property subject to the insurance is a real or legal loss, it shall mean that the insurer/insured has given assurance against the insurer that no other person has the same right on the property subject to the insurance. In this case, the insurer shall be deemed to be entitled to pay the insurance indemnity to the insurer/insured without conducting any research on the right holders in kind in its relationship with the insurer/insured. However, if a claim is made by third parties claiming that they have the same right after the said payment, the insurer/insured accepts and undertakes to return the compensation received to the insurer in cash and in a single sum in the first request.

Sanctions Clause

It is not possible for governments of countries sanctioned by the United Nations Security Council (UNSC), the European Union, the United Kingdom and the United States, persons and companies who are nationals/origins of these countries and/or resident in these countries to be entitled to this insurance contract from the beginning or in any way afterwards. Even if the governments of these countries, persons and companies who are nationals/origin of these countries and/or reside in these countries are shown as insurers, insured, pledged creditors or other right holders in this policy, or if the benefit subject to insurance has started to belong to them afterwards or if the rights arising from insurance have been transferred or transferred to them in any way, the insurance company shall be released from the obligation to provide and pay all kinds of guarantees and shall not be held liable in any way.

This sanction clause applies to sanctions in force at the time of payment by the insurer, not at the time of the occurrence of the risk.

Epidemic and Infectious Disease Exemption Clause

With this clause, all losses, damages and related direct and/or indirect job losses, whether caused directly and/or indirectly by epidemics and/or infectious diseases or caused by the fear and threat of epidemics and/or infectious diseases, whether real or rumored, and all direct or indirect costs arising from the closure, restriction or obstruction of access by the public authority in relation to any contamination/decontamination/disinfection caused directly or indirectly by the epidemic and/or infectious disease are excluded.

Definitions

The transmission of a disease from one organism to another through any active substance has been defined as an Infectious Disease in the context of:

1.	A virus, bacteria, parasites or other organisms, or any derivative thereof, living or non-living, are defined as active substances.

2.	Transmission between organisms, whether direct or indirect, by air, with body fluids, from any object or surface to another, solid, liquid or gas, is defined as the route of transmission.

3.	Disease, drug substance; may harm or threaten human health or well-being, or may damage or threaten property with deterioration, impairment, loss of market or function.

* LESSOR’s Financial Liability Insurance policy

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ANNEX 14: Environmental study report made before the start date of the lease agreement in the place subject to the lease

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This agreement consists of 8 (eight) main articles and 14 (fourteen) annexes and this agreement has been signed by the parties on 10/08/2020 as 2 (two) original copies indicating that the immovable subject to lease was leased with the consent of the two parties and under the conditions written above.

LESSOR	LESSEE

A. Vedat Yakupoğlu Gayrimenkul Yatırımcılığı	D-MARKET Elektronik ve Ticaret A.Ş.

/s/ A. Vedat Yakupoğlu Gayrimenkul Yatırımcılığı	/s/ D-MARKET Elektronik ve Ticaret A.Ş.

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